UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of report (Date of earliest event reported): November 4, 2026

Commission File Number: 1-39804

Exact name of registrant as specified in its charter:
TEXAS PACIFIC LAND CORPORATION

State or other jurisdiction of incorporation or organization:	IRS Employer Identification No.:
Delaware	75-0279735

Address of principal executive offices:
 2699 Howell Street, Suite 800 Dallas, Texas 75204

Registrant’s telephone number, including area code:
214-969-5530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	TPL	New York Stock Exchange
NYSE Texas, Inc.

Item 2.02.	Results of Operations and Financial Condition.
Texas Pacific Land Corporation (the “Company”) hereby incorporates by reference the contents of a press release announcing financial results for the three and nine months ended September 30, 2026, which was released to the press on November 4, 2026. A copy of the press release is furnished as Exhibit 99.1 to this current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.
On November 4, 2026, the Company posted to the Company’s website at www.texaspacific.com an updated investor presentation to be used, in whole or in part, from time to time in meetings with investors and analysts. A copy of the updated investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. The Company included a link in the updated investor presentation (Exhibit 99.2) to a video of Tyler Glover, the Chief Executive Officer of the Company, and others discussing the Company. The video is also available on the Company’s website at www.TexasPacific.com.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
	(d)	Exhibits.
		99.1	Press release including financial results of Texas Pacific Land Corporation for the Three and Nine Months Ended September 30, 2026 and 2025.
		99.2	Investor Presentation November 2026.
		104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND CORPORATION

Date:	November 4, 2026	By:	/s/ Chris Steddum
Chris Steddum
Chief Financial Officer